DREYFUS PREMIER AGGRESSIVE GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The recent decline in the stock market, particularly in the prices of midsize and smaller companies, took its toll of the net asset value of shares in Dreyfus Premier Aggressive Growth Fund.
    For the six-month fiscal period ended March 31, 1997, the performance for your Fund is as shown in the following table:

                                                                                        Total Return*
                                                                                        ____________
                     Class A Shares                                                        -13.84%
                     Class B Shares                                                        -14.12%
                     Class C Shares                                                        -14.43%
                     Class R Shares                                                        -13.68%

    During the same period, the Standard & Poor's 500 Composite Stock Price Index registered a total return of 11.24%, while the Dow Jones Industrial Average, composed of 30 large blue chip stocks, returned 13.09%.**
Economic Review
    The March 25 hike in the Federal Funds rate signaled that the Federal Reserve Board finally lost confidence in its earlier prognosis of an imminent economic slowdown. Measured on a quarterly basis, the economy grew 3.2% between January 1 and December 31, 1996, and recent evidence suggests a growth acceleration in early 1997. A tighter labor market is becoming inevitable, posing the risk that higher wages will ultimately translate into higher prices. As yet, however, prices are subdued by the strong dollar. Market interest rates rose in recent weeks in anticipation of the Fed's move and the Fed remains vigilant in case of any need for more credit tightening.
    The updated evidence suggests why the Fed might need to take further action. First, the tight labor market is fueling strong consumer spending. Second, the housing industry is buoyant. Third, capital goods and export orders are recently recovering after several sluggish months. In all, demand is broadening to more sectors, depleting inventories and boosting production and imports. Moreover, with this year's pickup in international trade, many foreign economies are also starting to enjoy faster growth.
    Although wage inflation has escalated since last summer, price inflation has so far remained steady. Hence, real wages are rising, adding to the sense of well-being that is boosting spending. In many instances, rising wages are the reward for rising productivity. However, the labor shortage is also boosting wage offers; those companies which must pay up, but cannot raise prices, may see their profits slow. Profits are also under pressure at multinational companies that have not hedged the higher dollar, and are vulnerable at companies that compete with imports. Overall, however, we expect profits to grow steadily in 1997.
    Market interest rates moved higher in recent weeks, preceding the Fed's 25 basis-point increase in the Federal Funds rate. Both short-term and long-term rates currently anticipate more tightening in coming months. Moreover, expectations for further rate hikes are also boosting the dollar. A rising dollar can suppress price inflation, but it also poses the risks of strong import growth and a wider trade deficit.
    The economy has just begun a seventh year of noninflationary growth for this business cycle. While the Fed has embarked on a tightening process, the primary impact is likely to temper strong demand, allowing a more sustainable growth rate. We continue to believe that a long cycle is likely.

Market Overview
    The long-expected correction in stock market prices finally occurred starting in late March, after the Federal Reserve Open Market Committee raised interest rates by a quarter point.
    Never mind that the Fed's move, the first to increase interest rates in two years, had been widely heralded. Never mind that only a short time earlier Fed Chairman Alan Greenspan had told Congress that inflation appeared to remain under control. Also, never mind that the boost in short-term rates was the smallest the Fed could authorize _ only 25 basis points.
    The Fed's move reminded stock investors and traders that stock prices had moved to the stratosphere over many months, reaching almost 7100 on the Dow Jones Industrial Average just before the latest Fed intervention. All of a sudden, owners even of blue chip stocks, the kind that had been leading the market lately, had second thoughts about valuations. The less prestigious NASDAQ stocks, particularly those based on high technology, which had been lagging the market for several months, went into further retreat.
    To be sure, by the end of trading March 31 the DJIA was still up 2.52% for the year, and the Standard & Poor's 500 was up 2.55% though the NASDAQ Composite was down 5.7%. Many stocks were hurt much more than these averages. According to a brokerage firm calculation quoted in The Wall Street Journal, 55% of stocks in the NASDAQ had fallen 20% or more below their recent highs by March 31. For stocks listed on the New York Stock Exchange, the percentage was 24%, and for the S&P 500, it was 30%.
    Even so, the American economy continued to be strong, as described in the "Economic Review" section of this letter. Now that the Fed has raised interest rates once, and may do so again later in the year, the prospects for corporate profits have become more important than ever for stock market valuations. So far this year, profit levels, while not as robust as those in 1996, have contained some pleasant surprises for investors. If this can be maintained for the rest of the year, the recent stock market adjustment may eventually be regarded as no more than a bump in the upward road. One hopeful sign is that mutual fund equity investors have not engaged in wholesale redemptions despite the retreat in net asset values of their shares. Nonetheless, the tone of the market remains highly nervous, susceptible to unexpected developments.
Portfolio Focus
    The portfolio's primary overweightings continue to be in health care, technology and consumer shares, emphasizing medium and smaller capitalization shares. Many of the stock holdings have a market capitalization under one billion dollars. Smaller capitalization shares that declined sharply during the June-July 1996 broad market drop were subject to severe tax-loss selling by mutual funds in October and by general investors in November and December. Many of the Fund's holdings fell vulnerable to severe liquidation during this period even though the longer-term fundamental outlook remains favorable. As positive fundamental news is reported in future months, more positive stock performance could be expected to develop. The investment focus on a one-year a nd longer fundamental time horizon continues to represent the Fund's primary strategic approach.
    Seven large portfolio holdings represent over 30% of the Fund's assets and reflect an aggressive growth emphasis on health care (Teva Pharmaceuticals, Interneuron Pharmaceuticals), technology (MRV
Communications, Intel), consumer growth (Cinar Films) and specialty industrials (Culligan Water Technologies, Crompton & Knowles). These are companies with strong above-average growth opportunities in 1997 and 1998.
The largest Fund holdings all have strong new revenue growth developing during 1997 as new products continue to be successfully introduced.

    Fund holdings that experienced severe price declines contributing to overall underperformance included Interneuron Pharmaceutical, Fuisz Technologies, Biovail Corporation International, Complete Management, Sun International Hotels and Metromedia International Group. We continue to hold significant positions in these issues based on our assessment of a positive long-term fundamental growth outlook. Of course, the Fund's holdings are subject to change at any time in response to market conditions.
    We feel that the Fund's strategic approach will, within a reasonable length of time, reward the patient investor.
                              Sincerely,

                      [Michael Schonberg signature logo]

                              Michael Schonberg
                              Portfolio Manager
April 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Both the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Stock Price Index are widely accepted unmanaged indexes of stock market performance.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS                                                                    MARCH 31, 1997 (UNAUDITED)
Common Stocks_111.7%                                                                       Shares                       Value
                                                                                           _______                      _______
  Commercial Services_3.9%           Corrections Corporation of America..                  100,000 (a)           $    2,425,000
                                     Ensec International.................                  105,000 (a)                  551,250
                                     ICTS International NV...............                  270,000 (a,b)              2,176,875
                                     Quintel Entertainment...............                  830,000 (a)                9,337,500
                                                                                                                        _______
                                                                                                                     14,490,625
                                                                                                                        _______
  Consumer Durables_.1%              Black Rock Golf....................                   140,000 (a)                  297,500
                                                                                                                        _______
  Consumer Non-durables_2.7%         American Craft Brewing International Limited          105,000 (a)                  170,625
                                     American Craft Brewing International (Warrants).       65,000 (a)                   36,563
                                     Donnkenny...........................                  225,000 (a)                  618,750
                                     Kenneth Cole Productions, Cl. A.....                  100,000 (a)                2,100,000
                                     Ultrafem............................                  500,000 (a,b)              7,187,500
                                                                                                                        _______
                                                                                                                     10,113,438
                                                                                                                        _______
  Consumer Services_13.7%            Alma International..................                  200,000 (a)                  450,000
                                     Casino Data Systems.................                  590,000 (a)                2,839,375
                                     Checkfree...........................                  320,000 (a)                3,880,000
                                     Cinar Films, Cl. B..................                  585,000 (a,b)             14,332,500
                                     Famous Dave's of America............                  220,000 (a)                2,007,500
                                     Gray Communications Systems, Cl. B..                  227,500                    3,867,500
                                     Metromedia International Group......                1,293,300 (a)               11,235,544
                                     Sun International Hotels............                  325,000 (a)               11,375,000
                                     Wiztec Solutions....................                  270,000 (a)                1,383,750
                                                                                                                        _______
                                                                                                                     51,371,169
                                                                                                                        _______
  Electronic Technology_11.9%        Advanced Photonix, Cl. A............                  965,000 (a,b)              1,809,375
                                     Allin Communications................                  230,000 (a)                3,220,000
                                     Gilat Satellite Networks............                  195,000 (a)                5,898,750
                                     Intel...............................                   95,000                   13,216,875
                                     Larson Davis........................                  500,000 (a)                4,625,000
                                     MRV Communications..................                  650,000 (a)               14,462,500
                                     Tridex..............................                  100,000 (a)                1,500,000
                                                                                                                        _______
                                                                                                                     44,732,500
                                                                                                                        _______
  Energy Minerals_2.2%               Rutherford-Moran Oil................                   35,000 (a)                  691,250
                                     TransMontaigne Oil..................                  490,000 (a)                7,656,250
                                                                                                                        _______
                                                                                                                      8,347,500
                                                                                                                        _______
  Finance_1.8%                       ASTA Funding........................                  200,000 (a)                  600,000
                                     Hooper Holmes.......................                  262,000                    4,454,000
                                     Preferred Employers Holdings........                  200,000 (a)                1,550,000
                                                                                                                        _______
                                                                                                                      6,604,000
                                                                                                                        _______
  Health Services_6.8%               Complete Management.................                  925,000 (a,b)             11,100,000
                                     Comprehensive Care..................                  132,560 (a)                1,839,270
                                     Core................................                  350,000 (a)                2,187,500
                                     HemaCare............................                  600,000 (a,b)              1,425,000
                                     Northstar Health Services...........                  460,000 (a,b)              1,150,000
                                     OMEGA Health Systems................                  340,000 (a)                2,210,000
                                     OnGard Systems......................                  550,000 (a,b)              1,168,750

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                MARCH 31, 1997 (UNAUDITED)
Common Stocks (continued)                                                                   Shares                       Value
                                                                                           _______                      _______
  Health Services (continued)        OncorMed............................                  670,000 (a,b)         $    2,763,750
                                     Pace Health Management Systems......                  200,000 (a)                  550,000
                                     Patient Infosystems.................                  185,000 (a)                1,271,875
                                                                                                                        _______
                                                                                                                     25,666,145
                                                                                                                        _______
  Health Technology_20.9%            Atlantic Pharmaceuticals............                   30,000 (a)                  174,375
                                     Atlantic Pharmaceuticals............                  110,000 (a,c)                543,422
                                     Avigen..............................                  330,000 (a)                1,402,500
                                     BioCryst Pharmaceuticals............                  200,000 (a)               2,375,000
                                     Biovail.............................                  475,000 (a)               11,043,750
                                     Boston Life Sciences................                2,000,000 (a)                1,312,500
                                     Cytoclonal Pharmaceutics............                   50,000 (a)                  162,500
                                     Cytoclonal Pharmaceutics, Cl. D (Warrants)            200,000 (a)                  100,000
                                     Cytogen.............................                      983 (a)                    5,714
                                     Fuisz Technologies..................                1,530,000 (a,b)              8,988,750
                                     Interneuron Pharmaceuticals.........                  850,000 (a)               14,981,250
                                     MacroChem/Delaware..................                  875,000 (a,b)              4,320,312
                                     Microvision.........................                  185,000 (a)                1,029,063
                                     Microvision (Warrants)..............                   85,000 (a)                  132,812
                                     Mylan Labs..........................                  450,000                    6,581,250
                                     NeoPharm............................                  490,000 (a,b)              3,736,250
                                     NeoPharm (Warrants).................                   55,000 (a)                  385,000
                                     ONCOR...............................                1,180,000 (a)                4,277,500
                                     Protein Design Labs.................                   75,000 (a)                2,250,000
                                     Sepracor............................                  400,000 (a)                9,225,000
                                     VIMRx Pharmaceuticals...............                1,850,000 (a)                5,318,750
                                                                                                                        _______
                                                                                                                     78,345,698
                                                                                                                        _______
  Industrial Services_8.7%           Commodore Applied Technologies......                  900,000 (a)                6,412,500
                                     Culligan Water Technologies.........                  400,000 (a)               15,650,000
                                     Global Marine.......................                  500,000 (a)               10,750,000
                                                                                                                        _______
                                                                                                                     32,812,500
                                                                                                                        _______
  Process Industries_5.7%            Chromatics Color Science                              660,000 (a,b)              3,217,500
                                     Crompton & Knowles..................                  870,000                   16,965,000
                                     Ocal................................                  280,000 (a)                1,120,000
                                                                                                                        _______
                                                                                                                     21,302,500
                                                                                                                        _______
  Producer Manufacturing_4.0%        Motorcar Parts & Accessories.......                   350,000 (a,b)              4,943,750
                                     Raychem............................                   125,000                   10,296,875
                                                                                                                        _______
                                                                                                                     15,240,625
                                                                                                                        _______
  Technology Services_18.6%          Crystal Systems Solutions...........                  490,000 (a)                5,880,000
                                     Designer Holdings...................                  450,000 (a)                3,543,750
                                     EA Industries.......................                  370,000 (a)                1,110,000
                                     FieldWorks..........................                  230,000 (a)                1,221,875
                                     Four Media..........................                  500,000 (a,b)              4,000,000
                                     Image Guided Technologies...........                  250,000 (a,b)              1,687,500
                                     ImNET Systems.......................                  435,000                    6,525,000
                                     Integrated Technology U.S.A.........                  190,000 (a)                  237,500

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 MARCH 31, 1997 (UNAUDITED)
Common Stocks (continued)                                                                   Shares                       Value
                                                                                           _______                      _______
  Technology Services (continued)    Integrated Technology U.S.A (Warrants)                100,000 (a)           $       15,625
                                     Level 8 Systems.....................                  335,000 (a,b)              4,438,750
                                     McAfee Associates...................                  250,000 (a)               11,062,500
                                     Mercury Interactive.................                  855,000 (a,b)              8,336,250
                                     Microware Systems...................                   99,500 (a)                  634,312
                                     Personal Computer Products..........                  505,000 (a,b)              1,767,500
                                     Smallworldwide, A.D.S...............                  300,000 (a)                4,875,000
                                     TALX................................                  240,000 (a)                1,860,000
                                     TriTeal.............................                  825,000 (a,b)              9,693,750
                                     V-One...............................                  522,500 (a)                3,004,375
                                                                                                                        _______
                                                                                                                     69,893,687
                                                                                                                        _______
  Utilities_1.6%                     Amnex...............................                1,390,000 (a,b)              3,648,750
                                     Intellicell.........................                  185,000 (a)                1,341,250
                                     U.S. Energy Systems.................                  200,000 (a)                1,000,000
                                                                                                                        _______
                                                                                                                      5,990,000
                                                                                                                        _______
  Foreign_9.1%                       Teva Pharmaceutical Industries, A.D.R                 620,000                   34,410,000
                                                                                                                        _______
                                     TOTAL COMMON STOCKS
                                       (cost $458,955,458)...............                                          $419,617,887

                                                                                                                        =======
  Convertible Preferred Stocks_.0%
                 Health Services;    Fresenius Medical AG, A.D.S
                                       (cost $27,904)....................                  149,700 (a)            $      14,970
                                                                                                                        =======
TOTAL INVESTMENTS (cost $458,983,362)....................................                    111.7%                $419,632,857
                                                                                              ====                      =======
LIABILITIES, LESS CASH AND RECEIVABLES...................................                    (11.7%)              $ (44,099,656)
                                                                                              ====                      =======
NET ASSETS...............................................................                    100.0%                $375,533,281
                                                                                              ====                      =======

Notes to Statement of Investments:
  (a).Non-income producing.
  (b).Investment in non-controlled affiliates (cost
 $126,662,546)_see Note 1 (d).
  (c)Security restricted to public resale. Investment in restricted security, with an aggregate value of $543,422, represents approximately .15% of net assets;

                                                         Acquisition      Purchase      Percentage of
Issuer                                                       Date           Price          Net Assets    Valuation*
___                                                     ____________     __________    ________________  ____________
Atlantic Pharmaceuticals.....................              8/16/96         $6.115            .15%         15% discount
                                                                                                        to market value
  *The valuation of this security has been determined in good faith under the direction of the Board of Directors.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                             MARCH 31, 1997 (UNAUDITED)
                                                                                                 Cost            Value
                                                                                                ________          ________
ASSETS:                          Investments in securities_See Statement of Investments      $458,983,362      $419,632,857
                                 Cash.......................................                                         47,950
                                 Receivable for investment securities sold..                                      6,624,406
                                 Dividends receivable.......................                                         18,000
                                 Receivable for shares of Common Stock subscribed                                       143
                                 Prepaid expenses and other assets..........                                         55,716
                                                                                                                   ________
                                                                                                                426,379,072
                                                                                                                   ________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                      252,981
                                 Due to Distributor.........................                                         87,401
                                 Bank loan payable_Note 2...................                                     45,200,000
                                 Payable for shares of Common Stock redeemed                                      3,821,972
                                 Payable for investment securities purchased                                      1,058,436
                                 Loan commitment fees and interest payable..                                        258,271
                                 Accrued expenses and other liabilities.....                                        166,810
                                                                                                                   ________
                                                                                                                 50,845,871
                                                                                                                   ________
NET ASSETS..................................................................                                   $375,533,201
                                                                                                                   ========
REPRESENTED BY:                  Paid-in capital............................                                   $410,720,202
                                 Accumulated investment (loss)..............                                     (3,486,326)
                                 Accumulated net realized gain (loss) on investments                              7,649,830
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments_Note 4....................                                    (39,350,505)
                                                                                                                  --------
NET ASSETS..................................................................                                   $375,533,201
                                                                                                                   ========

                                                   NET ASSET VALUE PER SHARE
                                                ________________________________
                                                           Class A         Class B           Class C          Class R
                                                           _______         _______           _______         _______
Net Assets                                            $375,131,722        $317,702           $76,524          $7,253
Shares Outstanding                                      29,394,297          25,122             6,029             566
NET ASSET VALUE PER SHARE                                   $12.76          $12.65            $12.69          $12.81
                                                              ====         ====                 ====            ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $20,878 foreign taxes
                                     withheld at source)....................                 $      602,222
                                 Interest...................................                         13,123
                                                                                                    _______
                                       Total Income.........................                                    $      615,345
EXPENSES:                        Management fee_Note 3(a)...................                      1,700,718
                                 Interest_Note 2............................                      1,428,126
                                 Shareholder servicing costs_Note 3(c)......                        841,954
                                 Professional fees..........................                         50,839
                                 Directors' fees and expenses_Note 3(d).....                         36,082
                                 Custodian fees_Note 3(c)...................                         23,246
                                 Prospectus and shareholders' reports.......                         18,133
                                 Distribution fees_Note 3(b)................                            986
                                 Miscellaneous..............................                          1,587
                                                                                                    _______
                                       Total Expenses.......................                                         4,101,671
                                                                                                                       _______
INVESTMENT (LOSS)...........................................................                                        (3,486,326)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                   $ 17,069,238
                                 Net unrealized appreciation (depreciation)
on investments:
                                     Unaffiliated issuers...................                    (56,950,851)
                                     Affiliated issuers.....................                    (26,898,705)
                                                                                                    _______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       (66,780,318)
                                                                                                                       _______
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                      $(70,266,644)
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF CASH FLOWS                                                        SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Dividends received.......................................................    $        927,710
  Interest received........................................................              13,123
  Interest, loan commitment fees and dividends on securities sold short paid         (1,423,757)
  Operating expenses paid..................................................          (1,056,582)
  Paid to The Dreyfus Corporation..........................................          (1,727,105)$               (3,266,611)
                                                                                       ________
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities........................................        (260,445,691)
  Proceeds from sales of portfolio securities..............................         290,197,120                 29,751,429
                                                                                       ________
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds form Fund shares sold...........................................         110,908,240
  Payments for Fund shares redeemed........................................        (142,496,569)
  Net increase of bank loans...............................................           5,100,000                (26,488,329)
                                                                                     ________                     ________
  Decrease in cash.........................................................                                         (3,511)
  Cash at beginning of period..............................................                                         51,461
                                                                                                                  ________
  Cash at end of period....................................................                              $          47,950
                                                                                                                  ========
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
  Net Decrease in Net Assets Resulting From Operations.....................                                    (70,266,644)
  Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities:
      Decrease in dividends receivable.....................................                                        325,488
      Increase in interest, loan commitment fees...........................                                          4,369
      Decrease in accrued operating expenses...............................                                        (25,680)
      Increase in prepaid expenses.........................................                                        (39,679)
      Decrease in due to The Dreyfus Corporation...........................                                        (44,783)
      Net realized loss on investments.....................................                                    (17,069,238)
      Net unrealized depreciation on investments...........................                                     83,849,556
                                                                                                                  ________
Net Cash Used by Operating Activities......................................                                $    (3,266,611)
                                                                                                                  ========
EE NOTES TO FINANCIAL STATEMENTS.
DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                Six Months Ended
                                                                                  March 31, 1997         Year Ended
                                                                                   (Unaudited)       September 30, 1996
                                                                                    _________            __________
OPERATIONS:
    Investment (loss)...................................................      $    (3,486,326)      $    (3,488,652)
    Net realized gain (loss) on investments.............................           17,069,238            (9,627,390)
    Net unrealized appreciation (depreciation) on investments...........          (83,849,556)           10,612,018
                                                                                     ________               _______
      Net Increase (Decrease) in Net Assets Resulting from Operations...          (70,266,644)           (2,504,024)
                                                                                     ________               _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares....................................................               --                (9,496,919)
    Net realized gain on investments:
      Class A shares....................................................               --               (38,124,274)
                                                                                     ________               _______
      Total Dividends...................................................               --               (47,621,193)
                                                                                     ________               _______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares....................................................          110,172,404           119,742,311
      Class B shares....................................................              615,520                13,886
      Class C shares....................................................               93,393                 2,731
      Class R shares....................................................               22,149                 5,239
    Dividends reinvested:
      Class A shares....................................................               --                42,442,019
    Cost of shares redeemed:
      Class A shares....................................................         (145,673,422)         (203,500,906)
      Class B shares....................................................              (74,652)               --
      Class R shares....................................................              (13,079)               --
                                                                                     ________               _______
      Increase (Decrease) in Net Assets from Capital Stock Transactions.          (34,857,687)          (41,294,720)
                                                                                     ________               _______
          Total Increase (Decrease) in Net Assets.......................         (105,124,331)          (91,419,937)
NET ASSETS:
    Beginning of Period.................................................          480,657,532           572,077,469
                                                                                     ________               _______
    End of Period.......................................................        $ 375,533,201         $ 480,657,532
                                                                                     ========               =======
Undistributed investment loss...........................................      $    (3,486,326)               --
                                                                                     ________               _______
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                  Shares
                                                                                 ________________________________________
                                                                                 Six Months Ended
                                                                                  March 31, 1997         Year Ended
                                                                                   (Unaudited)       September 30, 1996
                                                                                    _________            __________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ____
    Shares sold.........................................................            7,058,737             7,915,922
    Shares issued for dividends reinvested..............................                 --               2,844,638
    Shares redeemed.....................................................          (10,107,913)          (13,395,848)
                                                                                       ______                ______
                                 Net Increase (Decrease) in Shares Outstanding     (3,049,176)           (2,635,288)
                                                                                       ======                ======
    Class B*
    ____
    Shares sold.........................................................               29,509                   858
    Shares redeemed.....................................................               (5,245)                   --
                                                                                       ______                ______
                                 Net Increase (Decrease) in Shares Outstanding         24,264                   858
                                                                                       ======                ======
    Class C*
    ____
    Shares sold.........................................................                5,931                    98
                                                                                       ______                ______
                                 Net Increase (Decrease) in Shares Outstanding          5,931                    98
                                                                                       ======                ======
    Class R*
    ____
    Shares sold.........................................................                1,088                   350
    Shares redeemed.....................................................                 (872)                  --
                                                                                       ______                ______
                                 Net Increase (Decrease) in Shares Outstanding            216                   350
                                                                                       ======                ======
*From January 3, 1996 (commencement of initial offering) to September 30,
1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Class A
                                                     __________________________________________________________________________

                                                     Six Months Ended
                                                      March 31, 1997                    Year Ended September 30,
                                                                          ____________________________________________________
PER SHARE DATA:                                        (Unaudited)        1996        1995        1994        1993        1992
                                                       ____________       ____        ____        ____        ____        ____
    Net asset value, beginning of period..                $14.81        $16.31      $15.35      $18.53      $18.11      $17.72
                                                            ____          ____        ____        ____        ____        ____
    Investment Operations:
    Investment income (loss)_net..........                  (.15)         (.12)        .40         .40         .21         .32
    Net realized and unrealized gain (loss)
      on investments......................                 (1.90)          .01        1.23        (.56)       1.82        1.83
                                                            ____          ____        ____        ____        ____        ____
    Total from Investment Operations......                 (2.05)         (.11)       1.63        (.16)       2.03        2.15
                                                            ____          ____        ____        ____        ____        ____
    Distributions:
    Dividends from investment income_net..                   --           (.28)       (.44)       (.80)       (.24)       (.39)
    Dividends from net realized gain on investments          --          (1.11)       (.23)      (2.22)      (1.37)      (1.37)
                                                            ____          ____        ____        ____        ____        ____
    Total Distributions...................                   --          (1.39)       (.67)      (3.02)      (1.61)      (1.76)
                                                            ____          ____        ____        ____        ____        ____
    Net asset value, end of period........                $12.76        $14.81      $16.31      $15.35      $18.53      $18.11
                                                             --            --          --          --          --          --
                                                            ____          ____        ____        ____        ____        ____
TOTAL INVESTMENT RETURN (1)...............                (13.84%)(2)     (.71%)     11.21%      (1.50%)     12.04%      13.28%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets        .59%(2)      1.11%       1.03%       1.03%       1.02%        .97%
    Ratio of interest expense, loan commitment fees
      and dividends on securities sold short to
      average net assets..................                   .31%(2)       .39%        .08%        .09%        .04%        .10%
    Ratio of net investment income (loss)
      to average net assets...............                  (.76%)(2)     (.66%)      2.55%       2.10%       1.24%       1.74%
    Portfolio Turnover Rate...............                 42.08%(2)    131.43%     298.60%     158.05%     102.23%     141.67%
    Average commission rate paid (3)......                $.0176        $.0961          --          --          --          --
    Net Assets, end of period (000's Omitted)           $375,132     $ 480,638    $572,077    $570,360    $596,369    $520,895
(1)  Exclusive of sales load.
(2)  Not annualized.
(3)  For fiscal years beginning October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class B
                                                                                      ____________________________________
                                                                                       Six Months Ended    Year Ended
                                                                                        March 31, 1997    September 30,
PER SHARE DATA:                                                                          (Unaudited)        1996(1)
                                                                                          _________         _______
    Net asset value, beginning of period....................................               $14.73           $14.84
                                                                                             ____             ____
    Investment Operations:
    Investment (loss).......................................................                 (.16)(2)         (.10)
    Net realized and unrealized gain (loss)
      on investments........................................................                (1.92)            (.01)
                                                                                             ____             ____
    Total from Investment Operations........................................                (2.08)            (.11)
                                                                                             ____             ____
    Net asset value, end of period..........................................               $12.65           $14.73
                                                                                             ====             ====
TOTAL INVESTMENT RETURN(3,4)................................................               (14.12%)           (.74%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets (4)...................                  .99%            1.47%
    Ratio of interest expense and loan commitment
      fees to average net assets (4)........................................                  .29%             .49%
    Ratio of net investment (loss)
      to average net assets (4).............................................                (1.20%)          (1.40%)
    Portfolio Turnover Rate (4).............................................                42.08%          131.43%
    Average commission rate paid (5)........................................               $.0176           $.0961
    Net Assets, end of period (000's Omitted)...............................                 $318              $13
(1)    From January 3, 1996 (commencement of initial offering) to September 30, 1996.
(2)    Based on average shares outstanding at each month end.
(3)    Exclusive of sales load.
(4)    Not annualized.
(5)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class C
                                                                                      ____________________________________
                                                                                     Six Months Ended      Year Ended
                                                                                      March 31, 1997      September 30,
PER SHARE DATA:                                                                         (Unaudited)         1996(1)
                                                                                         _________          _______
    Net asset value, beginning of period....................................               $14.83           $14.84
                                                                                             ____             ____
    Investment Operations:
    Investment (loss)(2)....................................................                 (.16)            (.24)
    Net realized and unrealized gain (loss)
      on investments(2).....................................................                 1.98)             .23
                                                                                             ____             ____
    Total from Investment Operations(2).....................................                (2.14)            (.01)
                                                                                             ____             ____
    Net asset value, end of period..........................................               $12.69           $14.83
                                                                                             ====             ====
TOTAL INVESTMENT RETURN(3,4)................................................               (14.43%)           (.07%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets (4)...................                 1.02%            1.42%
    Ratio of interest expense and loan commitment
      fees to average net assets (4)........................................                  .31%             .47%
    Ratio of net investment (loss)
      to average net assets (4).............................................                (1.25%)          (1.32%)
    Portfolio Turnover Rate (4).............................................                42.08%          131.43%
    Average commission rate paid (5)........................................               $.0176           $.0961
    Net Assets, end of period (000's Omitted)...............................                  $76               $1
(1)    From January 3, 1996 (commencement of initial offering) to September 30, 1996.
(2)    Based on average shares outstanding at each month end.
(3)    Exclusive of sales load.
(4)    Not annualized.
(5)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class R
                                                                                      ____________________________________
                                                                                       Six Months Ended    Year Ended
                                                                                        March 31, 1997    September 30,
PER SHARE DATA:                                                                          (Unaudited)        1996(1)
                                                                                          _________         _______
    Net asset value, beginning of period....................................               $14.84           $14.84
                                                                                             ____             ____
    Investment Operations:
    Investment (loss).......................................................                 (.08)            (.02)
    Net realized and unrealized gain (loss)
      on investments........................................................                (1.95)             .02
                                                                                             ____             ____
    Total from Investment Operations........................................                (2.03)              _
                                                                                             ____             ____
    Net asset value, end of period..........................................               $12.81           $14.84
                                                                                             ====             ====
TOTAL INVESTMENT RETURN(2)..................................................               (13.68%)            .00%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets (2)...................                  .29%             .73%
    Ratio of interest expense and loan commitment
      fees to average net assets (2)........................................                  .19%             .35%
    Ratio of net investment (loss)
      to average net assets (2).............................................                 (.41%)           (.56%)
    Portfolio Turnover Rate (2).............................................                42.08%          131.43%
    Average commission rate paid (3)........................................               $.0176           $.0961
    Net Assets, end of period (000's Omitted)...............................                   $7               $5
(1)    From January 3, 1996 (commencement of initial offering) to September 30, 1996.
(2)    Not annualized.
(3)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Aggressive Growth Fund (the "Fund") is a series of Dreyfus Premier Equity Funds, Inc., (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering two series, including the Fund. The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    On March 10, 1997, the Company's Directors approved, effective March 31, 1997, a change of the Company's name from Premier Equity Fund's, Inc. to Dreyfus Premier Equity Fund's, Inc. and a change of the Fund's name from Premier Aggressive Growth Fund to Dreyfus Premier Aggressive Growth Fund.
    On September 9, 1996, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of Premier Strategic Growth Fund to the Fund, in a tax free exchange for shares of Common Stock of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange was approved by Premier Strategic Growth Fund shareholders on December 16, 1996, and became effective after the close of business on December 27, 1996, at which time the Fund issued 2,158,851 Class A shares valued at $14.07 per share, 24,105 Class B shares valued at $13.97 per share, 1,501 Class C shares valued at $14.03 per share and 975 Class R shares valued at $14.12 per share to the respective Class A, Class B, Class C and Class R shareholders of Premier Strategic Growth Fund.
    With respect to Premier Strategic Growth Fund 1,031,060 Class A shares valued at $29.46 per share, 11,517 Class B shares valued at $29.24 per share, 720 Class C shares valued at $29.24 per share and 467 Class R shares valued at $29.51 per share representing combined net assets of $30,746,605 were exchanged for the respective Class A, Class B, Class C and Class R shares of the Fund.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 200 million shares of $1.00 par value Common Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Affiliated issuers: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended March 31, 1997.

                                                                Shares
                                         __________________________________________________________
                                          Beginning        Purchases/                       End of     Dividend    Market Value
Name of Issuer                            of Period        Increases           Sales        Period      Income       3/31/97
________________                        ____________     ____________          ______       ______      ______       _______
Correctional Services Corp....            275,000             ___             275,000         ___         ___          ___
Vista 2000....................            550,000             ___             550,000         ___         ___          ___
Cinar Films, Cl. B............            508,181           76,819              ___         585,000       ___     $14,332,500
Complete Management...........            450,000          475,000              ___         925,000       ___      11,100,000
Fuisz Technologies............          1,260,000          270,000              ___       1,530,000       ___       8,988,750
Northstar Health Services.....            235,000          225,000              ___         460,000       ___       1,150,000
OncorMed                                  364,000          306,000              ___         670,000       ___       2,763,750
OMEGA Health Systems*.........            269,500           70,500              ___         340,000       ___       2,210,000
ICTS International NV.........              ___            270,000              ___         270,000       ___       2,176,875
Ultrafem......................            110,000          390,000              ___         500,000       ___       7,187,500
Advanced Photonix, Cl. A......            515,000          450,000              ___         965,000       ___       1,809,375
HemaCare......................              ___            600,000              ___         600,000       ___       1,425,000
OnGard Systems................            280,000          270,000              ___         550,000       ___       1,168,750
MacroChem/Delaware............            662,500          212,500              ___         875,000       ___       4,320,312
NeoPharm......................            200,000          290,000              ___         490,000       ___       3,736,250
Chromatics Color Science......            155,000          505,000              ___         660,000       ___       3,217,500
Motorcar Parts & Accessories..            250,000          100,000              ___         350,000       ___       4,943,750
Four Media....................              ___            500,000              ___         500,000       ___       4,000,000
Image Guided Technologies.....              ___            250,000              ___         250,000       ___       1,687,500
Level 8 Systems...............              ___            335,000              ___         335,000       ___       4,438,750
Mercury Interactive...........            795,000          110,000             50,000       855,000       ___       8,336,250
Personal Computer Pruducts....              ___            505,000              ___         505,000       ___       1,767,500
TriTeal.......................            350,000          475,000              ___         825,000       ___       9,693,750
Amnex.........................            800,000          590,000              ___       1,390,000       ___       3,648,750
*  No longer an affiliated Issuer at March 31, 1997.

DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $9,419,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, the carryover expires in fiscal 2004.
NOTE 2_BANK LINES OF CREDIT:
    The Fund may borrow up to $76 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings and an additional commitment fee is paid on the unused portion of the first $46 million on the line of credit utilized for leveraging. Outstanding borrowings under both arrangements on March 31, 1997 amounted to $45,200,000.
    The average daily amount of borrowings outstanding under both agreements during the period ended March 31, 1997 was approximately $44,496,000, with a related weighted average annualized interest rate of 6.44%. The maximum amount borrowed at any time during the period ended March 31, 1997, was $62,600,000.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also includes loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed 11\2% of the average value of Class A net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. No expense reimbursement was required for the period ended March 31, 1997.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $17,761 during the period ended March 31, 1997 from commissions earned on sales of Fund shares.
    (b) Under the Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended March 31, 1997, $877 was charged to the Fund for the Class B shares and $109 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan the Fund pays the Distributor, for the provision of certain services to Class A, Class B and Class C shareholders, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and DREYFUS PREMIER AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 1997, $566,568, $292 and $37 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $250,908 during the period ended March 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31, 1997, $23,246 was charged by Mellon pursuant to the custody agreement.
    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $207,032,301 and $293,735,478, respectively.
    At March 31, 1997, accumulated net unrealized depreciation on investments was $39,350,505, consisting of $58,092,779 gross unrealized appreciation and $97,443,284 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
DREYFUS PREMIER AGGRESSIVE GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940












Printed in U.S.A.                            009SA973
[Dreyfus logo]
Semi-Annual Report
Dreyfus Premier
Aggressive Growth
Fund
March 31, 1997
Registration Mark


DREYFUS PREMIER GROWTH & INCOME FUND
Letter to Shareholders
Dear Shareholder:
    For the six months ended March 31, 1997, the performance of Dreyfus Premier Growth and Income Fund lagged behind the total return of the broad market averages. The total returns for the six months under review are as shown in the following table:

                                                                                         Total Return*
                                                                                        _______________
                     Class A Shares                                                       -13.84%
                     Class A shares                                                         0.07%
                     Class B shares                                                        -0.23%
                     Class C shares                                                        -0.37%
                     Class R shares                                                         1.05%
                     Standard & Poor's Composite 500
                            Composite Stock Price Index **                                 11.24%

ECONOMIC REVIEW
    The decision by the Federal Reserve Board (the Fed) to increase the Federal Fund's role shows that it finally lost confidence in its earlier prognosis of an imminent economic slowdown. Fresh evidence suggests why the Fed might choose to take further action. First, the tight labor market is fueling strong consumer spending. Second, the housing industry is buoyant. Third, capital goods and export orders have recently recovered after several sluggish months. In all, demand is broadening to more sectors, depleting inventories and boosting production and imports. Moreover, with this year's pickup in international trade, many foreign economies are also starting to enjoy faster growth.
    Although wage inflation has escalated since last summer, price inflation has so far remained steady. Hence, real wages are rising, adding to the sense of well-being that is boosting spending. In many instances, rising wages are the reward for rising productivity. However, the labor shortage is also boosting wage offers; those companies which must pay up, but cannot raise prices, may see their profits slow. Profits are also under pressure at multinational companies that have not hedged the higher dollar, and are vulnerable at companies that compete with imports.
    Market interest rates moved higher in recent weeks, preceding the increase in the Federal Funds rate. Both short-term and long-term rates currently anticipate more credit tightening in coming months. Moreover, expectations for further rate hikes are also boosting the dollar. A rising dollar can suppress price inflation, but it also poses the risks of strong import growth and a wider trade deficit.
    The economy has just begun a seventh year of noninflationary growth for this business cycle. While the Fed has embarked on a tightening process, the primary effect will likely be to temper strong demand, allowing a more sustainable growth rate.
MARKET OVERVIEW
    The long-expected correction in stock market prices finally occurred starting in late March, after the Federal Reserve Open Market Committee raised interest rates by a quarter point.
    Never mind that the Fed's move, the first to increase interest rates in two years, had been widely heralded. Never mind that only a short time earlier Fed Chairman Alan Greenspan had told Congress that inflation appeared to remain "quiescent." Also, never mind that the boost in short-term rates was the smallest the Fed could authorize _ only 25 basis points.
    The Fed's move reminded stock investors and traders that stock prices had moved sharply higher over many months, reaching almost 7100 on the Dow Jones Industrial Average just before the latest Fed action. All of a sudden, owners even of blue chip stocks, the kind that had been leading the market lately, had second thoughts about valuations. The less prestigious Nasdaq stocks, particularly those based on high technology, which had been lagging the market for several months, went into further retreat.
    To be sure, by the end of trading March 31 the DJIA was still up 2.60% for the year, and the Standard & Poor's 500 was up 2.69% though the Nasdaq Composite was down 5.4%. Many stocks were hurt much more than these averages. According to a brokerage firm calculation quoted in the Wall Street Journal, 55% of stocks in the Nasdaq had fallen 20% or more below their recent highs by March 31. For stocks listed on the New York Stock Exchange, the percentage was 24%, and for the S&P 500, it was 30%.
    Even so, the American economy continued to be strong, as described in the "Economic Review" section of this letter. Now that the Fed has raised interest rates, and may do so again later in the year, the prospects for corporate profits have become more important than ever for stock market valuations. So far this year, profit levels, while not as robust as those in 1996, have contained some pleasant surprises for investors. If this can be maintained for the rest of the year, the recent stock market adjustment may eventually be regarded as no more than a bump in the upward road. One hopeful sign is that mutual fund equity investors have not engaged in wholesale redemptions despite the retreat in net asset values of their shares. Nonetheless, the tone of the market remains highly nervous, susceptible to unexpected developments.
PORTFOLIO FOCUS
    During its existence, your Fund has been characterized by relatively concentrated positions in key stocks having an average market capitalization much smaller than for the Standard and Poor's 500 Composite Stock Price Index. This mix of characteristics has meant that the Fund has not closely tracked the broad market averages. Since inception there have been periods of outperformance and periods of underperformance.
    The composition of the Fund was part of the reason it trailed the broader market. It was not a very favorable period for relative performance in small-cap stocks or convertible securities, in which the Fund has significant investments. The total return on two key small-cap indices, the Russell 2000 and the Standard and Poor's Small Cap 600, was slightly negative in the six months ended March 31, 1997. In addition, average cash reserves in the Fund were held at somewhat above industry average levels during the fiscal half year in an effort to reduce portfolio risk.
    A major portion of the Fund's performance lag was attributable to several smaller cap stocks which dropped sharply. In a relatively concentrated portfolio, a few stocks can have a major effect on performance_sometimes positively, sometimes negatively. During the period under review, the effect was a drag on performance of the overall portfolio. In general, we have retained these securities because we remain optimistic about their long-term investment merits. While the Fund continues to have the flexibility to invest in a mix of small-cap, mid-cap, and large-cap stocks, we are contemplating some increase in the average market capitalization in the Fund with the intention of reducing the volatility of the Fund relative to the broad market averages.
    The Federal Reserve actions raising short-term interest rates have increased the competition for stocks from money market investments and raised fears about a future slowdown in profits. There are three things which usually motivate a central bank to tighten. The first is an excessively weak currency. That's hardly the case now. The second is when inflation has already surged to a dangerous level. That's not true either. The third is when real growth is growing faster than the long-term trend, raising worries at the central bank about a potential future rise in inflation. That's what we are now experiencing. The Fed's tightening has occurred prior to any dramatic upsurge in inflation.
    The valuation of common stocks tends to be a function of the level of inflation, the level of interest rates and expectations about corporate profits. So far, inflation has remained moderate. Interest rates have risen somewhat. Current corporate profitability has been high. However, some of the forces which have helped the profitability of U.S. corporations may prove less favorable over the next year. The dollar is not as weak as it was before, somewhat reducing the advantage U.S. firms had in competing with European and Japanese firms. The ability to refinance corporate debt at lower interest rates has been reduced by the rise in interest rates. A great deal of corporate restructuring has already occurred, to the point where further cost reductions may be harder to achieve. Corporate profits have benefited from an economy which has been running above trend. But the Fed seems dedicated to bringing the period of above-trend economic growth to an end.
    We believe that the good news is that U.S. corporations have been more successful in shifting their resources from old industries to new industries than have their counterparts in Europe and Japan. U.S. companies are well-positioned in the new industries which will be the growth engines of the industrialized economies in the next decade.
    We appreciate the willingness of our shareholders to invest in the Dreyfus Premier Growth and Income Fund. We will endeavor to realize a favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Fund declines and periods when the net asset value rises. Our focus is on achieving a satisfactory return for the shareholders over a period of time.
                          Very truly yours,

                      [Richard B. Hoey signature logo]

                          Richard B. Hoey
                          Portfolio Manager
April 22, 1997
New York, NY

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC._Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

DREYFUS PREMIER GROWTH & INCOME FUND
Statement of Investments                                                                           March 31, 1997 (Unaudited)
Common Stocks_60.7%                                                                                 Shares             Value
                                                                                                  _____________    ____________
   Basic and
   Process Industries_5.2%           Ciba Specialty Chemicals...............                         20,000 (a)   $  1,644,441
                                     Dow Chemical...........................                         25,000          2,000,000
                                     Millennium Chemicals...................                         75,000          1,406,250
                                                                                                                  _____________
                                                                                                                     5,050,691
                                                                                                                  _____________
   Business Services_2.9%            ADT Limited............................                         50,000          1,250,000
                                     Corporate Express......................                        150,000 (a)      1,537,500
                                                                                                                  _____________
                                                                                                                     2,787,500
                                                                                                                  _____________
   Capital Goods_3.9%                Deere & Co.............................                         65,000           2,827,500
                                     Thermo Instrument Systems..............                         32,000 (a)        928,000
                                                                                                                  _____________
                                                                                                                     3,755,500
                                                                                                                  _____________
   Consumer_7.3%                     OfficeMax..............................                        200,000 (a)      2,600,000
                                     Sunglass Hut International.............                        400,000 (a)      2,800,000
                                     Tupperware.............................                         50,000          1,675,000
                                                                                                                  _____________
                                                                                                                     7,075,000
                                                                                                                  _____________
   Energy_6.6%                       Amerada Hess...........................                         15,000            795,000
                                     Occidental Petroleum...................                         50,000          1,231,250
                                     Pennzoil...............................                         30,000          1,552,500
                                     UGI....................................                        120,000          2,850,000
                                                                                                                  _____________
                                                                                                                     6,428,750
                                                                                                                  _____________
   Health Care_9.0%                  Algos Pharmaceutical...................                         25,000            418,750
                                     Alkermes...............................                        100,000 (a)      1,400,000
                                     ALPHARMA, Cl. A........................                         215,000         2,956,250
                                     IDX Systems............................                         40,000 (a)      1,090,000
                                     Mentor.................................                         70,000          1,513,750
                                     Varian Associates......................                         25,000          1,337,500
                                                                                                                  _____________
                                                                                                                     8,716,250
                                                                                                                  _____________
   Insurance_4.7%                    Nac Re.................................                         70,000          2,493,750
                                     Nationwide Financial Services, Cl.A....                         33,200 (a)        854,900
                                     Reliance Group Holdings................                        120,000          1,260,000
                                                                                                                  _____________
                                                                                                                     4,608,650
                                                                                                                  _____________
   Media/Entertainment_4.2%          Groupe AB, A.D.S.......................                        250,000 (a)      2,406,250
                                     Viacom, Cl. B..........................                         50,000 (a)      1,656,250
                                                                                                                  _____________
                                                                                                                     4,062,500
                                                                                                                  _____________
   Mining and Metals_.6%             Brascan, Cl. A.........................                         25,000            562,500
                                                                                                                  _____________
   Technology_4.4%                   CUC International......................                        100,000 (a)      2,250,000
                                     Electronic Data Systems................                         50,000          2,018,750
                                                                                                                  _____________
                                                                                                                     4,268,750
                                                                                                                  _____________
   Telecommunications_8.6%           LCI International......................                        150,000 (a)      2,512,500
                                     Omnipoint..............................                        125,000 (a)      1,218,750
                                     Tele-Communications International, Cl.A                        200,000 (a)      2,575,000
                                     Viatel.................................                        300,000 (a)      1,987,500
                                                                                                                  _____________
                                                                                                                     8,293,750
                                                                                                                  _____________

DREYFUS PREMIER GROWTH & INCOME FUND
Statement of Investments (continued)                                                              March 31, 1997 (Unaudited)
Common Stocks (continued)                                                                             Shares           Value
                                                                                                 _____________     _____________
   Transportation_.6%                Mesa Air Group.........................                        100,000 (a)      $ 610,938
                                                                                                                  _____________
   Utilities_2.7%                    Duke Power.............................                         60,000          2,647,500
                                                                                                                  _____________
                                     TOTAL COMMON STOCKS
                                       (cost $64,342,152)...................                                       $58,868,279
                                                                                                                  =============
Convertible Preferred Stocks_5.4%
   Energy_1.6%                       McKesson, Ser. A, Cum., $2.50..........                         30,000 (c)   $  1,593,750
                                                                                                                  _____________
   Financial_1.5%                    National Australia Bank, Ser. A, Cum., $2.125                   60,000          1,496,250
                                                                                                                  _____________
   Telecommunications_2.3%           AirTouch Communications, Ser., C, 4.25%..                       50,000          2,187,500
                                                                                                                  _____________
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (cost $5,484,508)......................                                    $  5,277,500
                                                                                                                  =============

                                                                                                  Principal
Convertible Corporate Notes & Bonds_19.3%                                                          Amount
                                                                                                _____________
   Busines Services_3.6%             Corporate Express, Sub. Notes,
                                       4.50%, 7/01/2001.....................                   $..3,000,000       $  2,553,750
                                     Omnicom Group, Sub. Notes,
                                       4.25%, 1/03/2007.....................                        900,000 (c)        951,750
                                                                                                                  _____________
                                                                                                                     3,505,500
                                                                                                                  _____________
   Consumer_8.2%                     Home Depot, Sub. Notes,
                                       3.25%, 10/01/2001....................                      2,000,000          1,997,500
                                     Pep Boys, Sub. Notes,
                                       Zero Coupon, 9/20/2011...............                      3,500,000          1,850,625
                                     Saks Holdings, Sub. Notes,
                                       5.50%, 9/15/2006.....................                      4,000,000          4,050,000
                                                                                                                  _____________
                                                                                                                     7,898,125
                                                                                                                  _____________
   Insurance_2.3%                    Penn Treaty, Sub. Notes,
                                       6.25%, 12/01/2003....................                      2,000,000 (c)      2,225,000
                                                                                                                  _____________
   Media/Entertainment_1.5%          Telecommunication, Sub. Deb.,
                                       4.50%, 2/15/2006.....................                      2,000,000           1,490,000
                                                                                                                  _____________
   Mining and Metals_.7%             Inco, Yankee Deb.,
                                       5.75%, 7/01/2004.....................                        500,000            626,875
                                                                                                                  _____________
   Technology_1.1%                  Thermo Electron, Euro. Sub. Deb.,
                                       4.25%, 1/01/2003.....................                      1,000,000 (c)      1,060,000
                                                                                                                  _____________
   Telecommunications_1.9%           U.S. West, Sub. Deb.,
                                     Zero Coupon, 6/25/2011...............                        5,000,000          1,843,750
                                                                                                                  _____________
                                     TOTAL CONVERTIBLE CORPORATE NOTES AND BONDS
                                       (cost $18,762,924)...................                                       $18,649,250
                                                                                                                  =============

DREYFUS PREMIER GROWTH & INCOME FUND
Statement of Investments (continued)                                                           March 31, 1997 (Unaudited)

Principal
Notes & Bonds_3.1%                                                                                Amount             Value
                                                                                               ____________       _____________
   U.S. Treasury Notes:              5.625%, 11/30/1998
                                       (cost $2,993,271)....................                   $..3,000,000       $  2,965,312
                                                                                                                  =============
Short-Term Investments_9.5%
   U.S. Treasury Bills:              5.17%, 4/3/1997........................                     $..324,000         $  323,912
                                     5.292%, 4/10/1997......................                      1,260,000 (b)      1,258,534
                                     5.11%, 4/17/1997.......................                        654,000            652,458
                                     5.12%, 4/24/1997.......................                        717,000            714,936
                                     5.22%, 5/1/1997........................                      1,213,000          1,207,809
                                     5.08%, 5/8/1997........................                        956,000            950,915
                                     5.26%, 5/15/1997.......................                        344,000            341,816
                                     5.05%, 5/22/1997.......................                      1,745,000          1,732,182
                                     5.30%, 5/29/1997.......................                      2,027,000          2,010,002
                                                                                                                  _____________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $9,193,784)....................                                      $  9,192,565
                                                                                                                  =============
TOTAL INVESTMENTS (cost $100,776,639).......................................                          98.0%        $94,952,906
                                                                                                    =======       =============
CASH AND RECEIVABLES (NET)..................................................                           2.0%       $  1,978,972
                                                                                                    =======       =============
NET ASSETS..................................................................                         100.0%        $96,931,878
                                                                                                    =======       =============

Notes to Statement of Investments:
(a)   Non-income producing.
(b)   Partially
held by brokers as collateral for open short positions.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, these securities amounted to $5,830,500 or approximately 6.0% of net assets.

Statement of Securities Sold Short                                                                   March 31, 1997 (Unaudited)
Common Stocks                                                                                       Shares             Value
                                                                                                 _____________      ___________
Complete Management
  (proceeds $266,691).......................................................                         21,000         $  252,000
                                                                                                                  =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
Statement of Assets and Liabilities                                                               March 31, 1997 (Unaudited)
                                                                                                   Cost               Value
                                                                                                ___________         ___________
ASSETS:                          Investments in securities_See Statement of Investments        $100,776,639      $  94,952,906
                                 Cash.......................................                                           422,553
                                 Receivable for investment securities sold..                                         6,514,251
                                 Receivable for shares of Common Stock subscribed                                      396,695
                                 Dividends and interest receivable..........                                           395,854
                                 Receivable from brokers for proceeds on
                                    securities sold short...................                                           266,691
                                 Prepaid expenses and other assets..........                                            52,377
                                                                                                                 ______________
                                                                                                                   103,001,327
                                                                                                                 ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          42,920
                                 Due to Distributor.........................                                            59,805
                                 Payable for investment securities purchased                                         5,338,797
                                 Payable for shares of Common Stock redeemed                                           300,262
                                 Securities sold short, at value
                                    (proceeds $266,691)_see statement.......                                           252,000
                                 Net unrealized depreciation on forward
                                    currency exchange contracts_Note 4(a)...                                            35,369
                                 Accrued expenses...........................                                            40,296
                                                                                                                 ______________
                                                                                                                     6,069,449
                                                                                                                 ______________
NET ASSETS..................................................................                                     $  96,931,878
                                                                                                                ===============
REPRESENTED BY:                  Paid-in capital............................                                     $  97,663,595
                                 Accumulated distributions in excess of
                                   investment income_net....................                                            (9,463)
                                 Accumulated net realized gain (loss) on investments                                 5,122,157
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments_Note 4(b).................                                        (5,844,411)
                                                                                                                 ______________
NET ASSETS..................................................................                                     $  96,931,878
                                                                                                                ===============

                                                            NET ASSET VALUE PER SHARE
                                                            ___________________________
                                                          Class A             Class B            Class C            Class R
                                                       ______________       ____________       ______________    _____________
Net Assets.................................            $  37,388,671      $  54,673,499         $ 4,697,170       $    172,538
Shares Outstanding.........................                2,144,793          3,149,247             270,437              9,823
NET ASSET VALUE PER SHARE..................                   $17.43              $17.36             $17.37             $17.56
                                                            ========             =======            ========           ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
Statement of Operations                                         Six Months Ended March 31, 1997 (Unaudited)
INVESTMENT INCOME
INCOME:                          Interest...................................                   $    737,046
                                 Cash dividends (net of $4,451 foreign taxes
                                     withheld at source)....................                        470,624
                                                                                               ____________
                                       Total Income.........................                                       $ 1,207,670
EXPENSES:                        Management fee_Note 3(a)...................                        327,685
                                 Distribution fees_Note 3(b)................                        193,074
                                 Shareholder servicing costs_Note 3(c)......                        157,899
                                 Registration fees..........................                         79,272
                                 Custodian fees_Note 3(c)...................                         16,950
                                 Directors' fees and expenses_Note 3(d).....                         12,844
                                 Professional fees..........................                         10,536
                                 Prospectus and shareholders' reports.......                          5,672
                                 Loan commitment fees_Note 2................                            523
                                 Miscellaneous..............................                          1,707
                                                                                               ____________
                                       Total Expenses.......................                        806,162
                                 Less_reduction in management fee due to
                                     undertaking_Note 3(a)..................                        (66,947)
                                                                                               ____________
                                       Net Expenses.........................                                           739,215
                                                                                                                   ____________
INVESTMENT INCOME_NET.......................................................                                           468,455
                                                                                                                   ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments:
                                     Long transactions......................                    $ 6,984,671
                                     Short sale transactions................                        557,933
                                                                                               ____________
                                       Net Realized Gain (Loss).............                                         7,542,604
                                 Net unrealized appreciation (depreciation) on investments                          (8,862,101)
                                                                                                                   ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (1,319,497)
                                                                                                                   ____________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                      $   (851,042)
                                                                                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
Statement of Changes in Net Assets
                                                                                   Six Months Ended
                                                                                     March 31, 1997            Year Ended
                                                                                      (Unaudited)          September 30, 1996*
                                                                                   _________________       ___________________
OPERATIONS:
    Investment income_net..............................................            $      468,455             $    185,128
    Net realized gain (loss) on investments............................                 7,542,604                1,566,861
    Net unrealized appreciation (depreciation) on investments..........               (8,862,101)                3,017,690
                                                                                   _________________        _______________
          Net Increase (Decrease) in Net Assets Resulting from Operations               (851,042)                4,769,679
                                                                                   _________________        _______________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares...................................................                 (274,603)                (109,766)
      Class B shares...................................................                 (205,021)                 (49,896)
      Class C shares...................................................                  (19,359)                  (1,244)
      Class R shares...................................................                   (1,882)                  (1,275)
    Net realized gain on investments:
      Class A shares...................................................               (1,625,160)                     __
      Class B shares...................................................               (2,153,920)                     __
      Class C shares...................................................                 (196,847)                     __
      Class R shares...................................................                  (11,381)                     __
                                                                                   _________________        _______________
          Total Dividends..............................................               (4,488,173)                (162,181)
                                                                                   _________________        _______________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares...................................................                15,695,652               34,427,601
      Class B shares...................................................                24,593,702               38,453,822
      Class C shares...................................................                 3,875,615                3,604,147
      Class R shares...................................................                   111,150                  664,097
    Dividends reinvested:
      Class A shares...................................................                 1,740,042                  100,028
      Class B shares...................................................                 2,036,084                   41,499
      Class C shares...................................................                   122,792                      829
      Class R shares...................................................                    13,263                    1,275
    Cost of shares redeemed:
      Class A shares...................................................               (8,351,174)              (6,181,710)
      Class B shares...................................................               (6,474,988)              (2,996,279)
      Class C shares...................................................               (1,659,668)              (1,311,627)
      Class R shares...................................................                 (111,606)                (730,951)
                                                                                   _________________        _______________
          Increase (Decrease) in Net Assets from Capital Stock Transactions            31,590,864               66,072,731
                                                                                   _________________        _______________
            Total Increase (Decrease) in Net Assets....................                26,251,649               70,680,229
NET ASSETS:
    Beginning of Period................................................                70,680,229                   __
                                                                                   _________________        _______________
    End of Period......................................................               $96,931,878              $70,680,229
                                                                                   ================       =================
Undistributed investment income (Distributions in excess of investment income)_net    $   (9,463)               $   22,947
                                                                                   _________________        _______________
* From December 29, 1995 (commencement of operations) to September 30, 1996.




SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS PREMIER GROWTH AND INCOME FUND
Statement of Changes in Net Assets (continued)
                                                                                                       Shares
                                                                                 ______________________________________________
                                                                                    Six Months Ended
                                                                                      March 31, 1997            Year Ended
                                                                                       (Unaudited)          September 30, 1996*
                                                                                   ___________________    _____________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold.......................................................                   853,213                1,979,771
    Shares issued for dividends reinvested............................                    98,351                    5,502
    Shares redeemed...................................................                  (451,087)                (340,957)
                                                                                   ________________          ______________
                                 Net Increase (Decrease) in Shares Outstanding           500,477                 1,644,316
                                                                                   ================          ==============
    Class B
    ________
    Shares sold.......................................................                 1,341,368                 2,212,839
    Shares issued for dividends reinvested............................                   115,491                     2,293
    Shares redeemed...................................................                  (350,894)                (171,850)
                                                                                   ________________          ______________
                                 Net Increase (Decrease) in Shares Outstanding         1,105,965                 2,043,282
                                                                                   ================          ==============
    Class C
    ________
    Shares sold.......................................................                   210,016                  216,822
    Shares issued for dividends reinvested............................                     6,954                       46
    Shares redeemed...................................................                   (90,103)                 (73,298)
                                                                                   ________________          ______________
                                 Net Increase (Decrease) in Shares Outstanding           126,867                   143,570
                                                                                   ================          ==============
    Class R
    ________
    Shares sold.........................................................                   5,917                    49,451
    Shares issued for dividends reinvested..............................                     750                        74
    Shares redeemed.....................................................                 (6,281)                  (40,088)
                                                                                   ________________          ______________
                                 Net Increase (Decrease) in Shares Outstanding               386                    9,437
                                                                                   ================          ==============
* From December 29, 1995 (commencement of operations) to September 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
Financial Highlights
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                             Class A                                Class B
                                              __________________________________      __________________________________
                                              Six Months Ended        Year Ended      Six Months Ended      Year Ended
                                                March 31, 1997       September 30      March 31, 1997      September 30,
PER SHARE DATA:                                  (Unaudited)           1996(1)          (Unaudited)            1996(1)
                                              __________________     ___________      ________________      ___________
    Net asset value, beginning of period           $18.45              $12.50             $18.37               $12.50
                                                  ________            ________           ________            ________
    Investment Operations:
    Investment income_net..............               .13                 .10                .07                  .03
    Net realized and unrealized gain (loss)
      on investments...................              (.12)               5.94               (.11)                5.87
                                                  ________            ________           ________            ________
    Total from Investment Operations...               .01                6.04               (.04)                5.90
                                                  ________            ________           ________            ________
    Distributions:
    Dividends from investment income_net             (.14)               (.09)              (.08)               (.03)
    Dividends from net realized gain
      on investments...................              (.89)                --                (.89)                 --
                                                  ________            ________           ________            ________
    Total Distributions................             (1.03)               (.09)              (.97)               (.03)
                                                  ________            ________           ________            ________
    Net asset value, end of period.....            $17.43              $18.45              $17.36              $18.37
                                                  ========            =======           =========           =========
TOTAL INVESTMENT RETURN (2,3)..........              .07%              48.24%              (.23%)              47.14%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets (3)      .62%                .94%              1.00%                1.52%
    Ratio of net investment income
      to average net assets (3)........              .75%                .92%               .38%                 .34%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager (3)         .08%                .30%               .08%                 .30%
    Portfolio Turnover Rate (3)........           152.83%             205.64%            152.83%              205.64%
    Average commission rate paid (4)...            $.0568              $.2413             $.0568               $.2413
    Net Assets, end of period (000's Omitted)     $37,389             $30,330            $54,673              $37,534
(1)    From December 29, 1995 (commencement of operations) to September 30, 1996.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment
securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
Financial Highlights (continued)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                             Class C                                Class R
                                              __________________________________      __________________________________
                                              Six Months Ended        Year Ended      Six Months Ended      Year Ended
                                                March 31, 1997       September 30      March 31, 1997      September 30,
PER SHARE DATA:                                  (Unaudited)           1996(1)          (Unaudited)            1996(1)
                                              __________________     ___________      ________________      ___________
    Net asset value, beginning of period           $18.40              $12.50             $18.42               $12.50
                                                  ________            ________           ________            ________
    Investment Operations:
    Investment income_net..............               .04                 .03                .04(4)               .24(4)
    Net realized and unrealized gain (loss)
      on investments...................              (.10)               5.88                .15                 5.80
                                                  ________            ________           ________            ________
    Total from Investment Operations...              (.06)               5.91                .19                 6.04
                                                  ________            ________           ________            ________
    Distributions:
    Dividends from investment income_net             (.08)              (.01)               (.16)                (.12)
    Dividends from net realized gain
      on investments...................              (.89)                --                (.89)                 --
                                                  ________            ________           ________            ________
    Total Distributions................              (.97)              (.01)              (1.05)               (.12)
                                                  ________            ________           ________            ________
    Net asset value, end of period.....            $17.37              $18.40              $17.56              $18.42
                                                  ========            ========           ========            =========
TOTAL INVESTMENT RETURN (2,3)..........             (.37%)             47.27%               1.05%              48.38%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets (3)     1.00%               1.52%               .48%                 .79%
    Ratio of net investment income
      to average net assets (3)........              .39%                .30%               .88%                1.01%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager (3)         .07%                .30%               .09%                 .30%
    Portfolio Turnover Rate (3)........           152.83%             205.64%             152.83%             205.64%
    Average commission rate paid (5)...            $.0568              $.2413              $.0568              $.2413
    Net Assets, end of period (000's Omitted)      $4,697              $2,642               $173                 $174

(1)    From December 29, 1995 (commencement of operations) to September 30, 1996.
(2)    Exclusive of sales load.
(3)    Not annualized.
(4)    Based on average shares outstanding.
(5) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier Growth and Income Fund (the "Fund") is a series of
Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering two series, including the Fund. The Fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
     On March 10, 1997, the Company's Directors approved, effective March 31, 1997, a change of the Company's name from "Premier Equity Funds, Inc." to "Dreyfus Premier Equity Funds, Inc." and a change of the Fund's name from "Premier Growth and Income Fund" to "Dreyfus Premier Growth and Income Fund".
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 200 million shares of $1.00 par value Common Stock in each of the following classes of shares:
Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the
DREYFUS PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued) ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rate in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the line of credit.
NOTE 3 _MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has currently undertaken from November 1, 1996 through December 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, loan commitment fees, interest on borrowings (which, in the view of Stroock & Stroo ck & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $66,947 during the period ended March 31, 1997.
    (b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended March 31, 1997, $178,104 was charged to the Fund for the Class B shares and $14,970 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan the Funds pays the Distributor for the provision of certain services to Class A, Class B and Class C shareholders, at the annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 1997, $44,624, $59,368 and $4,990 were charged to Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $35,143 during the period ended March 31, 1997.

DREYFUS PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended
March 31, 1997, $16,950 was charged by Mellon pursuant to the custody agreement.
    (d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended March 31, 1997:

                                                                                              Purchases               Sales
                                                                                           ________________      ________________
Long transactions....................................................                        $138,609,919          $111,918,114
Short sale transactions..............................................                           1,954,740             2,779,364
                                                                                           ________________      ________________
    Total............................................................                        $140,564,659          $114,697,478
                                                                                          ================      ================

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at March 31, 1997, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.
    The following summarizes open forward currency exchange contracts at March 31, 1997:

                                                           Foreign
                                                           Currency                                        Unrealized
Forward Currency Contracts                                  Amount         Proceeds          Value      (Depreciation)
______________                                          _____________      ___________    ___________    ________________
Sales:
___
    Swiss Francs, expiring 4/4/97............             2,000,000       $1,346,801      $1,382,170       ($35,369)
                                                                                                           =========

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    (b) At March 31, 1997, accumulated net unrealized depreciation on investments, securities sold short and forward currency exchange contracts was $5,844,411, consisting of $2,022,491 gross unrealized appreciation and $7,866,902 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
[Dreyfus lion "d" logo]
DREYFUS PREMIER GROWTH
AND INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                            320SA973
[Dreyfus logo]
Registration Mark
Semi-Annual Report
Dreyfus Premier
Growth and Income
Fund
March 31, 1997